Exhibit 99.1

Investor Day I October 2019

Forward Looking Statements and Non -GAAP Measures In keeping with the SEC's "Safe Harbor" guidelines, certain statements made during this presentation could be considered forw ard-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating resul ts, and projected capital expenditures. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy, the degree and nature of our competition, legislative and regulatory changes, including changes to the Internal Revenue Code of 1986, as amended (the “Code”), and related rules, regulations and interpretations governing the taxation of REITs; limitations imposed on our business and our ability to satisfy complex rules in order for us to qualify as a REIT for federal income tax purposes; and risks related to Ashford Inc.’s ability to complete the acquisition of Remington’s hotel management business on the proposed terms. These and other risk factors are more fully discussed in the company's filings with the Securities and Exchange Commission. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing tw elve month EBITDA divided by the purchase price or debt amount. A capitalization rate is determined by dividing the property's net operating income by the purchase price. Net operating income is the property's funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues. Hotel EBITDA flow-through is the change in Hotel EBITDA divided by the change in total revenues. EBITDA, FFO, AFFO, CAD and other terms are non-GAAP measures, reconciliations of which have been provided in prior earnings releases and filings with the SEC or in the appendix to this presentation. The calculation of implied equity value is derived from an estimated blended capitalization rate (“Cap Rate”) for the entire portfolio using the capitalization rate method. The estimated Cap Rate is based on recent Cap Rates of publically traded peers involving a similar blend of asset types found in the portfolio, which is then applied to Net Operating Income (“NOI”) of the company’s assets to calculate a Total Enterprise Value (“TEV”) of the company. From the TEV, we deduct debt and preferred equity and then add back working capital and the company’s investment in Ashford Inc. to derive an equity value. The capitalization rate method is one of several valuation methods for estimating asset value and implied equity value. Among the limitations of using the capitalization rate method for determining an implied equity value are that it does not take into account the potential change or variability in future cash flows, potential significant future capital expenditures, the intended hold period of the asset, or a change in the future risk profile of an asset. This overview is for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy or sell, any securities of Braemar Hotels & Resorts Inc. or any of its respective affiliates, and may not be relied upon in connection with the purchase or sale of any such security. Additional Information and Where to Find It In connection with Ashford Inc.’s acquisition of Remington Holdings, L.P.’s hotel management business, Ashford Inc. has filed a definitive proxy statement and Ashford Nevada Holding Corp. (a subsidiary of Ashford Inc., to be renamed Ashford Inc. at the closing of the transaction) has filed a Registration Statement on Form S-4 (Registration No. 333-232736), which includes a joint proxy statement/prospectus. Additionally, Braemar Hotels & Resorts Inc. and Ashford Inc. file annual, quarterly and current reports, proxy and information statements and other information with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS OF BRAEMAR HOTELS & RESORTS INC. AND ASHFORD INC. ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT ASHFORD INC. WILL FILE WITH THE SECURITIES AND EXCHANGE COMMISSION WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ASHFORD INC. AND THE TRANSACTION. The proxy/prospectus and other relevant materials in connection with the transaction (when they become available), and any other documents filed by Ashford Inc. with the Securities and Exchange Commission, may be obtained free of charge at the Securities and Exchange Commission’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the Securities and Exchange Commission at Braemar Hotels & Resorts Inc.’s website, https://www.bhrreit.com and Ashford Inc.’s website, www.ashfordinc.com, under the “Investors” link, or by requesting them in writing or by telephone from us at 14185 Dallas Parkway, Suite 1100, Dallas, Texas 75254, Attn: Investor Relations or (972) 490-9600. 2

Richard Stockton Chief Executive Officer 22 years of hospitality experience 3 years with the Company 15 years with Morgan Stanley Cornell School of Hotel Administration, BS University of Pennsylvania, MBA Investor Day 2019

Why Should Investors Own Braemar? S t r a t e g y & V i s i o n • Quality of Portfolio • Growth Opportunities • Dividend Yield & Coverage 4

1 1 '11 PORTFOLIO QUALITY

High Quality Portfolio D i v e r s i f i e d i n L e a d i n g U r b a n & R e s o r t M a r k e t s The Notary Hotel Philadelphia, PA Hotel Yountville Yountville, CA The Ritz-Carlton Lake Tahoe Lake Tahoe, CA Marriott Seattle Seattle, WA Sofitel Chicago Magnificent Mile Chicago, IL Capital Hilton Washington, D.C. Bardessono Hotel & Spa Yountville, CA The Ritz-Carlton Sarasota, Sarasota, FL Courtyard San Francisco “The Clancy” San Francisco, CA Hilton Torrey Pines La Jolla, CA Pier House Resort Key West, FL The Ritz-Carlton St. Thomas St. Thomas, USVI Park Hyatt Beaver Creek Beaver Creek, CO 6 Non-Core Assets Core Assets

Hotel Portfolio 3,719 $231 79% TTM Comparable Hotel EBITDA(1) $18,000 $16,000 $14,000 $12,000 $10,000 $8,000 $6,000 $4,000 $2,000 $0 $14,861 $14,725 $11,680 $11,440 $10,623 $10,010 $7,799 RevPAR EBITDA Contribution 7 (1) Comparable TTM as of 6/30/2019 in thousands, see appendix for a reconciliation of TTM hotel net income (loss) to hotel TTM EBITDA (2) Announced repositioning to “The Clancy” // Autograph Collection by Marriott 11.0% 10.4% 10.3% 9.4% 9.0% 8.1% 8.0% 7.4% 7.0% 5.9% 5.4% 4.1% 4.0% $185 $229 $267 $192 $273 $366 $243 $138 $256 $380 $173 $598 $401 $15,839 $13,525$12,870 $8,513 $5,826$5,680 OCCUPANCY ROOMS REVPAR(1)

EBITDA Contribution by Brand and Class 5% 7% 23% 10% 49% 51% 16% 21% 18% Luxury Upper Upscale Ritz-Carlton Marriott Hilton Park Hyatt Autograph Sofitel Independent (1) Comparable TTM as of 6/30/2019, see appendix for a reconciliation of TTM hotel net income (loss) to hotel TTM EBITDA; pro forma for Autograph conv ersion of Courtyard San Francisco 8 39 2019 Q2 TTM Hotel EBITDA by Class(1) 2019 Q2 TTM Hotel EBITDA by Brand(1)

''' GROWTH OPPORTUNITIES

Growth Opportunity 350 300 250 200 150 100 50 Luxury Class Upper Upscale Class Upscale Class Upper Midscale Class Midscale Class Economy Class 10 Source: STR (1) CAGR from 12/31/1987 to 6/30/2019 Jan-88 Apr-89 Jul-90 Oct-91 Jan-93 Apr-94 Jul-95 Oct-96 Jan-98 Apr-99 Jul-00 Oct-01 Jan-03 Apr-04 Jul-05 Oct-06 Jan-08 Apr-09 Jul-10 Oct-11 Jan-13 Apr-14 Jul-15 Oct-16 Jan-18 Second greatest long-term RevPAR growth of 3.1%(1) Greatest long-term RevPAR growth of 3.9%(1) UPPER UPSCALE LUXURY

2 0 2 0 R E V P A R G R O W T H T R E N D S % A N N U A L G R O W T H 1.9 2.0 1.0 0.6 0.0 2020 FORECAST Average of Other Classes Luxury Source: PwC Hospitality Directions August 2019 11 +130bps LUXURY REVPAR OUTPERFORMANCE

Future Growth n i t y O p p o r t u Autograph Conversion Autograph Conversion Complete Q1 2020 Completed July 2019 The Notary Hotel Courtyard San Francisco Beach Improvement Completed 2019 Government Shutdown No Signs of Impact Ritz-Carlton Sarasota Capital Hilton Villa Construction Hurricane Recovery Completed Q3 2019 Complete Q4 2019 Ritz-Carlton St. Thomas Bardessono Hotel & Spa Large Supply Growth Lobby Completed Q3 2019 Supply Growth Slowing Park Hyatt Beaver Creek Marriott Seattle 12 Portfolio Positioned for Growth

Joint O p p o r Venture Capital nvestor t u n i t y f o r G r o w t h Rationale Incentive Fees Benefits Joint Venture 13 -Asset -Portfolio -Fund -Promoted structure -Diversification -Accretive growth -ROFOs -Exit strategy optionality -Access lower cost alternative capital -Maintain transaction pipeline I -Institutional -Private Equity -Family Office 5%-20% (GP)80%-95% (LP)

DIVIDEND YIELD & COVERAGE 11'11

Common and Preferred Dividends $0.80 $35,000 $30,000 $25,000 $20,000 $0.40 $15,000 $10,000 $5,000 $-2015 2016 2017 2018 2019 Q2 YTD $0.00 2015 2016 2017 2018 2019 15 $6,795 $7,205 $23,414 $23,549 $3,860 $5,064 $14,618 $1,986 $12,212 $11,598 $0.16 $0.16 $0.16 $0.16 $0.12 $0.10 $0.12 $0.16 $0.16 $0.16 $0.10 $0.12 $0.16 $0.16 $0.16 $0.10 $0.10 $0.05 COMMON AND PREFERRED DIVIDENDS PAID QUARTERLY COMMON DIVIDENDS PER SHARE

Attractive Dividend Yield & Coverage 2.50x 7.0% 6.0% 2.00x 4.8% 5.0% 1.50x 4.0% 3.0% 1.00x 2.0% 0.50x 1.0% 0.00x 0.0% DRH BHR SHO PEB BHR PEB DRH SHO (1) (2) AFFO per share divided by Dividend per share, TTM as of 6/30/2019, see appendix for reconciliation from net income (loss) to AFFO Stock price as of 9/25/2019 16 2.12x2.11x 1.68x 1.51x 6.6% 5.4% 5.0% DIVIDEND YIELD(2) AFFO DIVIDEND COVERAGE(1)

B e s t - i n - C l a s s Asset Management Jeremy Welter Chief Operating Officer - Operating Performance 14 years of hospitality experience - Value-Add Initiatives - CapEx Investments 9 years with the Company (5 years with the Company’s predecessor) 5 years with Stephens Investment Bank Oklahoma State University, BS

Asset Management O v e r v i e w 33 3 Team 104 5 18 Analytics Capital Management Risk/Property Tax Asset Managers Legal Revenue Optimization

Portfolio Performance E B I T D A G r o w t h Outperformed Our Peers 4 Out of the Last 4 Years 4.0% BHR CAGR Year 2018 Peers 1.6% BHR 3.1% 2017 -1.9% 0.2% 2.5% Peers CAGR 2016 2.4% 3.7% 2015 8.1% 8.5% 19 Peer group: CHSP, DHR, LHO, PEB, SHO Cumulative Outperformance: 660bps

The Notary Hotel O p p o r t u n i t y – A u t o g r a p h C o n v e r s i o n $166 $191 RevPAR RevPAR $12.3M $14.5M EBITDA EBITDA 34.0% 35.1% EBITDA Margin Note: Metrics are Courtyard and Autograph stabilized 2022 underwriting performance comparisons EBITDA Margin 20 Guestrooms Guestrooms Restaurant Restaurant Lobby Lobby CCoouurtrytyaardrdSPahnilaFrdaenlcpihsciaoDDoowwnntotowwnn TheThNeoCtalarynHcyotel 19.4% IRR

Courtyard San Francisco Downtown O p p o r t u n i t y – A u t o g r a p h C o n v e r s i o n $269 $320 RevPAR RevPAR $14.6M $18.5M EBITDA EBITDA 31.8% 33.7% EBITDA Margin Note: Metrics are Courtyard and Autograph stabilized 2022 underwriting performance comparisons EBITDA Margin 21 Guestrooms Guestrooms Restaurant Restaurant Lobby Lobby Courtyard San Francisco Downtown The Clancy 22.4% IRR

Park Hyatt Beaver Creek O p p o r t u n i t y Patio Renovation 22 $2.6M $504K $3.9M $3.7M Capital Investment Strategic Initiatives 10 Additional Keys Enhanced Lobby New Cafe

Ritz-Carlton St. Thomas O p p o r t u n i t y - R e b u i l d / E n h a n c e 2019 Q4 ~$77M Insurance Proceeds (Excludes $48M in BI) $14.7M Capital Investments(1) Official Opening Lobby and New Retail Outlets: $2.2M Repositioning Restaurant: $5.6M New Family Pool: $3.2M Pool Cabanas: $1.4M Market/Cafe: $1.3M 23 (1) Capital investments that are expected to produce an ROI. These projects were strategically escalated to be completed whil e the hotel was temporarily closed (not part of the property loss) Value-Add Capital Investments

Bardessono Hotel & Spa O p p o r t u n i t y – P r e s i d e n t i a l V i l l a Highlights 24 - Completed construction of luxury villa consisting of 3 large suites (1,000+SF) - Limited supply of luxury rooms greater than 1,000 sq. ft. in Napa market (only 1: Hotel Yountville) - ADR: $2,500 – $9,000/night - $100K+ in revenue during the first month of sales

Ritz-Carlton Lake Tahoe C a s e S t u d y - A s s e t A c q u i s i t i o n Strategy YTD July 2019 Post Takeover $25.6M Hotel Revenue $408 RevPAR 211.9 RevPAR Index 25 - Increased seasonal resort fee to $55/$45 and parking fees to $45 - Initiated Revenue Management transition to Luxury cluster - Loaded residences to all distributions channels - Increased group marketing & developed 3D floor plans YTD July 2018 Prior to Takeover $23.7M Hotel Revenue $348 RevPAR 178.9 RevPAR Index

Ritz-Carlton Lake Tahoe O p p o r t u n i t y Strategy have available to broader customer base floor lobby) guests to rent boats from our dock bar, and new soft/case goods 26 - $3.7M renovation of the Living Room (2nd-Merchandise the Lake Club online and - Buildout of new event space, relocation of-Partnered with MasterCraft to allow

# Ritz-Carlton Lake Tahoe

## Opportunity





## Strategy

- $3.7M renovation of the Living Room (2nd floor lobby)
- Buildout of new event space, relocation of bar, and new soft/case goods

- Merchandise the Lake Club online and have available to broader customer base
- Partnered with MasterCraft to allow guests to rent boats from our dock



26

Hilton La Jolla Torrey Pines C a s e S t u d y Highlights $16.0 $190 +76.0%(2) EBITDA Growth: $15.0 $180 $14.0 $170 $13.0 $12.0 $160 $11.0 $150 $10.0 $140 $9.0 $8.0 $130 (1) TTM 2019 2013 2014 2015 2016 2017 2018 (1) (2) TTM July 2019 YE 2013 compared to TTM July 2019 28 RevPAR Millions RevPAR Growth: +39.8%(2) - Hired an on-property sales person to supplement our sales cluster - Hired new GM - Extended the current ground lease EBITDARevPAR

Portfolio Tax Savings C a s e S t u d y (1) (2) Savings based on tax assessment YTD July 2019 29 Total Taxes Saved: $6.8M $671K 2015(1) $512K 2016(1) $2.0M 2017(1) $1.5M 2018(1) $2.1M YTD 2019(1),(2) Implemented aggressive and focused strategy to minimize property tax burden

Portfolio Energy Initiatives/Savings C a s e S t u d y Energy Saving ROI(1) $4.1M Energy Audits(1) $3.5M Energy Contract Renewals(1) $631K 30 (1) Assumed 6.5% cap rate

Asset Management P e r f o r m a n c e Partners (1) On June 3, 2019, Ashford Inc. announced its acquisition of Remington Holdings, L.P.’s hotel management business. Investors and security holders should refer to Ashford Inc.’s Form 8-K dated May 31, 2019, and definitive proxy statement filed September 23, 2019 for more information. The acquisition is subject to customary closing conditions, as described in Ashford Inc.’s Form 8-K dated May 31, 2019 31 (1) Outperformed peer EBITDA growth 4 out of the last 4 years Grew 2019 YoY ancillary revenue (7.2%) Best in Class Industry Subject Experts Project Alpha Best in Class Asset Management Team

Balance Sheet Deric Eubanks Chief Financial Officer - Target Leverage 19 years of hospitality experience - Cash Management - Maturity Schedule 16 years with the Company CFA Charterholder Southern Methodist University, BBA

Conservative Capital Structure 45% environments relationships 33 Long-standing lender Proactive strategy to opportunistically refinance loans and extend maturities Gross Assets Net Debt Floating-rate debt provides a natural hedge to hotel cash flows and maximizes flexibility in all economic Non-recourse debt lowers risk profile of the platform TARGET LEVERAGE OVERVIEW

Cash Management Strategy NET WORKING CAPITAL(1),(5) Cash & Cash Equivalents Restricted Cash Accounts Receivable, net Prepaid Expenses Due from Third-Party Hotel Managers, net Investment in Ashford Inc.(2) Total Current Assets $73.9 $68.0 $17.7 $7.9 $8.7 $3.9 $180.2 Accounts Payable, net & Accrued Expenses Dividends Payable Due to Affiliates, net Total Current Liabilities $94.8 9.3 3.1 $107.2 Net Working Capital $73.0 (1) (2) (3) As of 6/30/2019 At market value as of 9/25/2019 Deducts preferred dividends and actual FF&E reserve payments which are between 4% and 5% of hotel revenue and adds back amortization of loan costs (4) GAAP reconciliation in appendix (5) In millions 34 Opportunistic investments in severe economic downturn Defend our assets at financing maturity BENEFITS $31.5M 6.6%77%47% AFFO PAYOUT RATIO(1) CAD PAYOUT RATIO(1) DIVIDEND YIELD(2) CAD(1),(3),(4) 10% CASH TO GROSS DEBT TARGET

Debt Maturities Overview 2022 4.7% 1.6x FCCR 900 800 700 600 500 400 300 200 100 0 2019 2020 2021 2022 Floating-Rate 2023 Thereafter Fixed-Rate 35 (1)As of 6/30/2019, assumes options are exercised (2)Pro forma for recent refinancing of the Ritz-Carlton St. Thomas, and Key West Pier House Resort Millions $806.5 $158.5 $100.0 Laddered debt maturities(1),(2) WEIGHTED AVG. INTEREST RATE(1) (1) NEXT HARD DEBT MATURITY

V A L U A T I O N

Valuation R e l a t i v e t o P e e r s TEV / 2020E EBITDA MULTIPLE(1),(2) (1),(2) TEV/ KEY 15.0x $500,000 14.0x $400,000 13.0x $309,612 12.2x $300,000 12.0x 11.1x $200,000 11.0x 10.0x $100,000 9.0x $0 SHO BHR DRH Peer Avg PEB DRH SHOPeer Avg BHR PEB PRICE / 2020E AFFO / SHARE MULTIPLE(1),(2) TTM CAP R ATE(1),(2) 8.5% 13.0x 12.0x 11.0x 10.0x 9.0x 8.0x 7.0x 6.0x 5.0x 4.0x 8.3% 8.1% 8.0% 10.2x 7.5% 7.0% 6.5% 6.0% 5.5% 5.0% BHR DRH PEB Peer Avg SHO SHO BHR DRH Peer Avg PEB (1) (2) Balance sheet data as of 6/30/2019; stock price as of September 25, 2019; not adjusted for JV interest Based on consensus estimates 37 Source: SNL, Bloomberg, company filings 7.5%7.5% 6.8% 12.4x 11.1x 10.6x 6.8x $453,140 $404,555 $362,667 $325,250 14.2x 12.5x 11.5x

A P P E N D I X

Reconciliation of Net Income to Hotel EBITDA by Property T T M E nd ed June 3 0 , 2 0 19 C a p i t a l H i l t o n Wa sh i n g t o n D . C . L a J o l l a H i l t o n T o r r e y P i n e s C h i c a g o S o f i t e l M a g n i f i c e n t M i l e B a r d e sso n o H o t e l & S p a K e y We st P i e r H o u se R e so r t P a r k H y a t t H o t e l Yo u n t v i l l e B e a v e r C r e e k S a n F r a n c i sc o C o u r t y a r d D o w n t o w n S a r a so t a L a k e T a h o e S e a t t l e M a r r i o t t S t . T h o m a s R i t z - C a r l t o n T a m p a R e n a i ssa n c e B r a e m a r H o t e l s & R e so r t s I n c . T h e N o t a r y H o t e l R i t z - C a r l t o n R i t z - C a r l t o n Wa t e r f r o n t H o t e l T o t a l C o r p o r a t e / A l l o c a t e d Net income (loss) Non-propert y adjust ment s Int erest income Int erest expense A mort izat ion of loan cost Depreciat ion and amort izat ion Income t ax expense (benef it ) Non-hot el EB ITDA ownership expense Hot el EB ITDA including amount s at t ribut able t o noncont rolling int erest Less: EB ITDA adjust ment s at t ribut able t o consolidat ed noncont rolling int erest Equit y in earnings (loss) of unconsolidat ed ent it ies Company's port ion of EB ITDA of OpenKey Hot el EB ITDA at t ribut able t o t he Company and OP unit holders Non-comparable adjust ment s Comparable hot el EB ITDA $ 6,022 — (45) — — 7,665 (200) 83 $ 10,092 — (71) — — 5,628 151 39 $ 684 — — — — 6,695 — 420 $ 383 — — 1,977 135 3,033 — 302 $ 9,776 — — — — 2,208 — (312) $ 453 (9) — 2,529 143 2,737 — (171) $ 1,687 — — 3,477 410 3,934 — 502 $ 3,604 — (15) — — 6,832 94 108 $ 5,330 — (13) — — 8,927 — 481 $ (2,990) — (66) 6,025 310 9,368 — 357 $ (563) — — 1,150 64 2,068 — 376 $ 10,684 — (47) — — 4,058 — 166 $ 5,118 — — 3,105 55 1,573 95 1,494 $ 43 (17) — — — — — 2 $ 50,332 (35) (257) 18,263 1,117 64,726 140 3,847 $ (71,816) 35 257 32,383 3,281 — 1,856 (3,847) $ (21,484) — — 50,646 4,398 64,726 1,996 — 13,525 15,839 7,799 5,830 11,672 5,682 10,010 10,623 14,725 13,004 3,095 14,861 11,440 28 138,133 (37,851) 100,282 (3,381) (3,960) — — — — — — — — — — — — (7,341) 7,341 — — — — — — — — — — — — — — — — 270 270 — — — — — — — — — — — — — — — (253) (253) $ 10,144 $ 11,879 $ 7,799 $ 5,830 $ 11,672 $ 5,682 $ 10,010 $ 10,623 $ 14,725 $ 13,004 $ 3,095 $ 14,861 $ 11,440 $ 28 $ 130,792 $ (30,493) $ 100,299 — — — (4) 8 (2) — — — (134) 5,418 — — (28) 5,258 $ 10,144 $ 11,879 $ 7,799 $ 5,826 $ 11,680 $ 5,680 $ 10,010 $ 10,623 $ 14,725 $ 12,870 $ 8,513 $ 14,861 $ 11,440 $ — $ 143,391 FFE reserve (2,768) (2,351) (1,423) (751) (985) (583) (1,581) (1,534) (2,222) (3,146) (1,735) (1,931) (1,142) — (22,152) Comparable net operat ing income $ 7,376 $ 9,528 $ 6,376 $ 5,075 $ 10,695 $ 5,097 $ 8,429 $ 9,089 $ 12,503 $ 9,724 $ 6,778 $ 12,930 $ 10,298 $ - $ 121,239 NOI adjust ment s at t ribut able t o noncont rolling int erest s (2,690) (3,373) (6,063) NOI at t ribut able t o t he Company and OP unit holders $ 4,686 $ 6,155 $ 6,376 $ 5,075 $ 10,695 $ 5,097 $ 8,429 $ 9,089 $ 12,503 $ 9,724 $ 6,778 $ 12,930 $ 10,298 $ - $ 115,176 39

Reconciliation of net income (loss) to AFFO and Cash Available for Distribution Three Months Ended June 30, 2019 Three Months Ended March 31, 2019 Three Months Ended December 31, 2018 Three Months Ended September 30, 2018 TTM Ended June 30, 2019 Net income (loss) (I ncome) loss from consolidated entities attributable to noncontrolling interest Net (income) loss attributable to redeemable noncontrolling interests in operating partnership Preferred div idends Net income (loss) attributable to common stockholders Depreciation and amortization on real estate I mpairment charges on real estate Net income (loss) attributable to redeemable noncontrolling interests in operating partnership Equity in (earnings) loss of unconsolidated entities (Gain) loss on sale of hotel property Company's portion of FFO of OpenKey FFO available to common stockholders and OP unitholders Series B Cumulativ e Conv ertible Preferred Stock div idends Transaction and management conv ersion costs Other (income) expense I nterest expense accretion on refundable membership club deposits Write-off of loan costs and exit fees Amortization of loan costs U nrealized (gain) loss on inv estments U nrealized (gain) loss on deriv ativ es Non-cash stock/unit-based compensation Legal, adv isory and settlement costs Adv isory serv ices incentiv e fee Contract modification cost Softw are implementation costs U ninsured hurricane and w ildfire related costs Company's portion of adjustments to FFO of OpenKey Adjusted FFO available to the common stockholders and OP unitholders FFE reserv e (net of noncontrolling interest) Series B Cumulativ e Conv ertible Preferred Stock div idends Cash av ailable for distribution to the Company and OP unitholders $ (5,623) 248 865 (2,532) $ (1,322) (99) 440 (2,532) $ (13,913) (274) 1,826 (2,083) $ (626) (1,695) 452 (1,707) $ (21,484) (1,820) 3,583 (8,854) (7,042) 17,669 - (865) 51 (9) (49) (3,513) 15,904 - (440) 50 - (51) (14,444) 14,320 - (1,826) (27) 88 (78) (3,576) 13,720 - (452) 81 - (81) (28,575) 61,613 - (3,583) 155 79 (259) 9,755 1,707 235 139 213 - 1,003 4,626 (654) 2,021 75 (1,105) - - - 8 11,950 1,707 634 117 225 312 1,155 (707) 872 1,528 71 1,314 - - - 11 (1,967) 1,707 2,000 63 300 - 1,080 4,672 (721) 1,295 426 (2,241) - - - 8 9,692 1,707 - 64 226 - 1,070 (2,158) 578 1,674 277 1,380 - - - 2 29,430 6,828 2,869 383 964 312 4,308 6,433 75 6,518 849 (652) - - - 24 $ 18,023 $ 19,189 $ 6,622 $ 14,512 $ 58,341 (5,186) (1,707) (5,688) (1,707) (4,336) (1,707) (4,789) (1,707) (19,999) (6,828) $ 11,130 $ 11,794 $ 579 $ 8,016 $ 31,514 40